Daniel S. Glaser President and Chief Executive Officer Marsh & McLennan Companies, Inc. 1166 Avenue of the Americas New York, New York 10036 212 345 4874 Fax 212 345 6676 dan.glaser@mmc.com www.mmc.com

Exhibit 10.4

Julio A. Portalatin
[Address]
[City, State Zip Code]

Subject:    Terms of Employment

Dear Julio:

This second amendment to the Letter Agreement, dated November 21, 2013, between you and Marsh & McLennan Companies, Inc. (the “Initial Letter Agreement”), as amended on June 6, 2014 (the “First Amendment” and, together with the Initial Letter Agreement, the “Letter Agreement”) revises the terms and conditions of your employment by Mercer Consulting Group, Inc. The Letter Agreement will continue to govern your employment except as specified below:

1.	Exhibit A to the Letter Agreement shall be deleted and replaced in its entirety with the attached Exhibit A.

The terms of this second amendment are effective as of May 18, 2016. Please acknowledge your agreement with the terms of the Letter Agreement, as amended by this second amendment, by signing and dating the enclosed copy and returning it to me on or before June 24, 2016.

Sincerely,

/s/ Daniel S. Glaser
Daniel S. Glaser
President and Chief Executive Officer
Marsh & McLennan Companies, Inc.

Accepted and Agreed:

/s/ Julio A. Portalatin
(Signature)

06/24/16
(Date)

June 10, 2016
Julio A. Portalatin

Exhibit A

Board or Committee Memberships	Hofstra University Board of Trustees
Annual Base Salary	$900,000
Annual Target Bonus Opportunity
Bonus awards are discretionary. Target bonus of $1,800,000 commencing with the 2016 performance year (awarded in 2017). Actual bonus may range from 0% - 200% of target, based on achievement of individual performance objectives, Mercer’s performance and/or Marsh & McLennan Companies’ performance as Marsh & McLennan Companies may establish from time to time.

Annual Target Long Term Incentive Opportunity	Long-term incentive awards are discretionary. Target award of $2,500,000 (based on grant date fair value), commencing with the award made in 2017.